SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2001

INTERNATIONAL BANCSHARES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0–9439

Texas	74–2157138
(State or other Jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040–1359
(Address of principal executive offices)	(ZIP Code)

(Registrant's telephone number, including area code)
(956) 722–7611

None
(Former name or former address, if changed since last report)

Item 5.	Other Events

             On August 27, 2001, International Bancshares Corporation issued a news release announcing the declaration of a forty-cents per share cash dividend for all holders of Common Stock, $1.00 par value, of record on September 28, 2001 said cash dividend to be payable on October 15, 2001.  The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

c.	Exhibits

The following exhibit is filed as part of this report:

(99) News release of International Bancshares Corporation dated August 27, 2001.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President,
and Chief Executive Officer

Date: August 27, 2001

EXHIBIT INDEX

Exhibit Number	Description

99	News Release of International Bancshares Corporation dated August 27, 2001.